                              SCHEDULE 14A
                             (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                        and Exchange Act of 1934

Filed by the Registrant   X

Check the appropriate box:

      Preliminary Proxy Statement
      Confidential, For Use of the Commission Only
X     Definitive Proxy Statement
      Definitive Additional Materials
      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       CALIFORNIA AMPLIFIER, INC.
         (Exact name of Registrant as specified in its Charter)

                       CALIFORNIA AMPLIFIER, INC.
               (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee:

X     No fee required.

      Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

      Fee paid previously with preliminary materials.

      Check box if any part of the fee is offset as provided by exchange Act Rule 0-11 (1) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                       CALIFORNIA AMPLIFIER, INC.

-------------------------------------------------------------------------

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        to be held July 17, 1998

-------------------------------------------------------------------------


To the Stockholders of CALIFORNIA AMPLIFIER, INC.:

The Annual Meeting of Stockholders of California Amplifier, Inc. will be held at the Hyatt Westlake Plaza, 880 S. Westlake Blvd., Westlake
Village, California 91361 on Friday, July 17, 1998 at 10:00 a.m. local time, for the purpose of considering and acting upon the following proposals:

      1.To elect five directors to hold office until the next Annual Meeting of Stockholders.

      2.To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on May 22, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder for any purposes related to the Annual Meeting, during normal business hours, from July 6, 1998 until July 17, 1998 at the Company's executive offices located at 460 Calle San Pablo, Camarillo, California.


By Order of the Board of Directors,


/s/ MICHAEL R. FERRON
---------------------
Michael R. Ferron
Corporate Secretary

Camarillo, California
June 18, 1998








STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER YOU PLAN TO ATTEND THE MEETING, YOU ARE EARNESTLY REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. STOCKHOLDERS MAY VOTE IN PERSON IF THEY ATTEND THE MEETING EVEN THOUGH THEY HAVE EXECUTED AND RETURNED A PROXY.

                       CALIFORNIA AMPLIFIER, INC.

Corporate Headquarters:                         Place of Meeting:
460 Calle San Pablo                          Hyatt Westlake Plaza
Camarillo, CA 93012                         880 S. Westlake Blvd.
                                       Westlake Village, CA 91361

                        Telephone: (805) 987-9000

-------------------------------------------------------------------------------

                             PROXY STATEMENT

-------------------------------------------------------------------------------

                     ANNUAL MEETING OF STOCKHOLDERS

                              July 17, 1998

               Approximate date of mailing: June 18, 1998

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of California Amplifier, Inc. (the "Company" or "California Amplifier") of proxies for use at the Annual Meeting of Stockholders of California Amplifier (the "Annual Meeting") to be held on Friday, July 17, 1998 at 10:00 a.m. local time or at any adjournment or postponement thereof.


                              VOTING RIGHTS

Stockholders of record of California Amplifier as of the close of business on May 22, 1998 have the right to receive notice of and to vote at the Annual Meeting. On May 22, 1998, California Amplifier had issued and outstanding 11,779,572 shares of Common Stock, par value $0.01 per share ("Common Stock"), the only class of voting securities outstanding.

Each stockholder of record as of the record date will be entitled to one vote for each share of Common Stock held as of the record date. The presence at the Annual Meeting in person or by proxy of a majority of the shares of Common Stock outstanding as of the record date will constitute a quorum for transacting business. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for transaction of business. With regard to election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors, and will be counted as present for purposes of the item on which the abstention is noted, and therefore counted in the tabulation of the votes cast on a proposal with the effect of a negative vote. Under applicable Delaware law, broker non-votes are not counted for purposes of determining the votes cast on a proposal.

PERSONS MAKING THE SOLICITATION

The Proxy is solicited on behalf of the Board of Directors of the Company. The only solicitation materials to be sent to stockholders will be this Proxy Statement and the accompanying Proxy. The Board of Directors does not intend to use specially engaged employees or paid solicitors. The Board of Directors also intends to solicit the Proxies held on behalf of stockholders by brokers, dealers, banks and voting trustees, or their nominees. The Company will pay all reasonable expenses by such holders for mailing the solicitation material to the stockholders for whom they hold shares. All solicitation expenses are being paid by the Company.

TERMS OF THE PROXY

The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides a box to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify, with respect to the election of directors, whether the Proxy holder shall vote for or be without authority to vote on any or all candidates. The Proxy also confers upon the holders thereof discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

Where a stockholder has appropriately directed how the Proxy is to be voted, the shares will be voted in accordance with the stockholder's direction. In the absence of instructions, shares represented by valid Proxies will be voted in favor of the nominees for director and all proposals set forth in the Notice of Meeting and this Proxy Statement. If any other matters are properly presented at the Annual Meeting, the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to the Corporate Secretary of the Company or by filing a duly executed Proxy bearing a later date. Stockholders may also vote in person if they attend the Annual Meeting even though they have executed and returned a Proxy.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of May 22, 1998 by (i) each person or entity who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director and nominee for director, (iii) each executive officer appearing in the Summary Compensation Table appearing elsewhere in this Proxy Statement and (iv) all directors and executive officers as a group. The Company knows of no agreements among its stockholders which relate to voting or investment power over its Common Stock:

Name of Beneficial Owner (1):         Shares Beneficially Owned (2):        Percent (3):
-----------------------------------------------------------------------------------------
Ira Coron, Chairman of the Board
   of Directors                                185,000                         1.5%

Fred Sturm, Chief Executive Officer,
   President, and Director                       8,500                           *

Philip Cox, Vice President,
   Wireless Products                             7,500                           *

Michael R. Ferron, Vice President,
   Finance, Chief Financial Officer
   and Corporate Secretary                     162,500                         1.3%

Robert Hannah, Vice President,
   Satellite Products                           37,500                           *

Kris Kelkar, Vice President,
   Voice and Data Products                      87,100                           *

Arthur H. Hausman, Director                     45,210                           *

William E. McKenna, Director                   196,300                         1.6%

Thomas L. Ringer, Director                      19,000                           *

All directors and executive officers
as a group (nine persons)                      748,610                         6.0%

FMR Corp. (Fidelity Investments) (4)           695,300                         5.5%

*  Less than 1.0% ownership

(1)   The address of each Messrs.  Coron,  Sturm,  Cox,  Ferron,  Hannah,
   Kelkar,  Hausman,   McKenna,  and  Ringer  is  460  Calle  San  Pablo,
   Camarillo, California 93012.

(2)Includes shares purchasable upon exercise of exercisable stock options as of May 22, 1998 or within 60 days thereafter, but excludes the shares purchasable upon exercise of stock options which are not exercisable as of May 22, 1998 or within 60 days thereafter:

                              Exercisable     Unexercisable
                              -----------------------------
      Ira Coron               150,000             105,000
      Fred Sturm                  ---             120,000
      Philip Cox                7,500              57,500
      Michael R. Ferron       162,500              42,500
      Robert Hannah            37,500              57,500
      Kris Kelkar              85,000              90,000
      Arthur H Hausman         40,000                 ---
      William E. McKenna       60,000                 ---
      Thomas L. Ringer         16,000                 ---

(3)For the purposes of determining the percentage of outstanding Common Stock held by the persons set forth in the table, the number of shares is divided by the sum of the number of outstanding shares of the Company's Common Stock on May 22, 1998 (11,779,572 shares), plus the number of shares of Common Stock subject to options exercisable currently or within 60 days of May 22, 1998 by such persons.

(4)This information is based solely on the Schedules 13F which was filed with the Securities and Exchange Commission by such entity which states that these shares were beneficially owned as of March 31, 1998

                             PROPOSAL No. 1

                          ELECTION OF DIRECTORS


A board of five directors will be elected at the Annual Meeting. It is intended that each Proxy, unless otherwise specified, will be voted for the election to the Board of Directors of each of the five nominees set forth below. Directors shall be elected by a plurality of the votes of shares present in person or represented by proxy at the meeting. The term of office of each person elected as director will continue until the next Annual Meeting of Stockholders, or until his successor has been elected and qualified.

In the event that any of the nominees for directors listed below should become unavailable for election for any currently unforeseen reason, the persons named in the accompanying Proxy have the right to use their discretion to vote for such other person as may be determined by the holders of such proxies. To the best of the Company's knowledge, all nominees are and will be available to serve.

The following table sets forth the name and age of each nominee for director, the calendar year each was first elected as a director and the positions each currently holds with the Company:

                                  Capacities in            Director
Name                 Age          Which Served              Since
-------------------------------------------------------------------
Ira Coron             69         Chairman of the Board
                                 of Directors                1994

Fred Sturm            40         Chief Executive Officer,
                                 President, and Director     1997

Arthur H. Hausman     74         Director                    1987

William E. McKenna    78         Director                    1983

Thomas L. Ringer      66         Director                    1996

Ira Coron joined the Company as Chairman and Chief Executive Officer in March 1994, and in August 1997 relinquished his responsibilities as Chief Executive Officer. From 1989 to 1994 he was an independent management consultant to several companies and venture capital firms. He retired from TRW, Inc., after serving in numerous senior management positions from June 1967 to July 1989 among which was Vice President and General Manager of TRW's Electronic Components Group. He also serves on the Board of Directors of Made 2 Manage Systems, Inc., and CMC Industries, Inc.

Fred M. Sturm was appointed Chief Executive Officer and President in August 1997. Prior to joining the Company from 1990 to 1997, Mr. Sturm was President of Chloride Power Systems (USA), and Managing Director of Chloride Safety, Security, and Power Conversion (UK), both of which are part of Chloride Group, PLC (LSE: CHLD). Chloride Group, based in London, has annual revenues of about $180 million. From 1983 to 1990, he held a variety of general management positions with M/A-Com and TRW Electronics, which served RF and microwave markets.

Arthur H. Hausman has been a director of the Company since 1987. Mr. Hausman is Chairman Emeritus of the Board of Ampex Corporation. He served as Chairman of the Board of Directors and Chief Executive Officer of Ampex, having been with Ampex for 27 years until his retirement in 1988. He currently serves as a director of Drexler Technology Corporation, California Microwave, Inc., and director emeritus of TCI, Inc. He was appointed by President Reagan to the President's Export Council, to the Council's Executive Committee and to the Chairmanship of the Export Administration Subordinate Committee of the Council for the period 1985 to 1989.

William E. McKenna has been a director of the Company since October 1983. Since December 1977, Mr. McKenna has been general partner of MCK Investment Company, a private investment company. Mr. McKenna was Chairman of the Board of Directors of Technicolor, Inc. from 1970 to 1976 and was formerly Chairman of the Board of Directors and Chief Executive Officer of Hunt Foods & Industries, Inc. and its successor, Norton Simon, Inc. From 1960 to 1967, Mr. McKenna was associated with Litton Industries, Inc. as a Director and in various executive capacities. He is currently a director of Safeguard Health, Inc., Midway Games, Inc., Drexler Technology Company and WMS Industries, Inc.

Thomas L. Ringer has been a director of the Company since August 1996. Mr. Ringer is Chairman of the Board of E*Capital Corporation, the holding company for Wedbush Morgan Securities, Inc., and Chairman of the Board of M.S. Aerospace, Inc. a manufacturer of precision fasteners. Mr. Ringer has served as Chairman, President and Chief Executive Officer for Recognition Equipment, Inc., President and Chief Executive Officer of Fujitsu Systems of America, Inc., and President and Chief Executive Officer of Computer Machinery Corporation. In addition, Mr. Ringer currently serves on the Board of Aquatic Water Systems, Inc., Document Sciences Corporation, Public Safety Equipment, Inc., and the Center for Innovation and Entrepreneurship.

COMMITTEES OF THE BOARD

The Board of Directors has delegated certain of its authority to two committees: The Audit Committee and the Compensation Committee. The Audit Committee is composed of Messrs. McKenna and Ringer, with Mr. McKenna serving as Chairman. The Compensation Committee is composed of Messrs. Hausman and McKenna with Mr. Hausman serving as Chairman. No member of either committee is a former or current officer or employee of the Company.

The primary function of the Audit Committee is to review and approve the scope of audit procedures performed by the Company's independent auditors, to review and approve the audit reports rendered by the Company's independent auditors, to monitor the internal control environment within the Company, and to approve the audit fee charged by the independent auditors. The Audit Committee reports to the Board of Directors with respect to such matters and makes recommendations as to the selection of independent auditors.

The primary function of the Compensation Committee is to monitor the performance and compensation of executive officers and other key employees, and to administer the Company's Key Employee Stock Option Plan. The Compensation Committee reports to the Board of Directors and makes recommendations to the Board of Directors for compensation, incentive and discretionary bonuses, and stock option grants.

BOARD OF DIRECTOR AND COMMITTEE ATTENDANCE

In fiscal year 1998, the Board of Directors held nine meetings, the Compensation Committee held seven meetings, and the Audit Committee held two meetings. All directors attended more than 75% of the aggregate of board and committee meetings held during fiscal year 1998, or which were held while such director held office.

COMPENSATION OF DIRECTORS

Each non-employee director received a monthly fee of $1,250 for serving on the Board, plus out-of-pocket expenses. In addition, each non-employee director receives an automatic grant of 8,000 non-qualified stock options each year under the terms of the Company's 1989 Stock Option Plan. Directors who are also executive officers of the Company receive no additional compensation for their services as director.




        THE BOARD OF DIRECTORS UNANIMOUSLY  RECOMMENDS A VOTE "FOR"
                         ALL FIVE NOMINEES LISTED ABOVE.

                  REPORT OF THE COMPENSATION COMMITTEE

As members of the Compensation Committee it is our duty to monitor the performance and compensation of executive officers and other key employees, to review compensation plans, including bonuses, and to administer the Company's Key Employee Stock Option Plan. The Company's executive compensation program is designed to attract, motivate and retain the executive talent needed to enhance stockholder value in a competitive environment. The fundamental philosophy is to relate the amount of compensation "at risk" for an executive directly to his or her contribution to the Company's success in achieving superior performance objectives and to the overall success of the Company. The Company's executive and key employee compensation program consists of a base salary component, a component providing the potential for an annual bonus based on overall Company performance, and a component providing the opportunity to earn stock options that focus the executives on building stockholder value through meeting longer-term financial and strategic goals.

BASE SALARY

Base salary is designed to be consistent with comparable electronic manufacturing companies. For this purpose, this Committee utilizes the wage and salary surveys of the American Electronic Association. The Company generally attempts to place its executives' base salaries at the top 50% of companies of similar size in these surveys. In addition to the surveys, annual performance reviews, and the Company's financial performance are determining factors for an individual's salary increase.

THE EXECUTIVE AND KEY EMPLOYEE BONUS PROGRAM

The Executive and Key Employee Bonus Program is designed to reward Company executives and key employees for their contributions to corporate objectives. Each eligible employee's award is expressed as a percentage of the participant's base salary, which is determined by the same surveys used to establish base salaries, as described above. The Compensation Committee re-evaluates the Company's operating plan each fiscal year to ensure plan goals and proposed bonuses are properly correlated.

During each fiscal year a bonus pool is generated as the Company achieves the operating plan which was established at the beginning of the fiscal year. Bonuses from this pool are paid to key employees based upon the Company's achievement of specific performance objectives relating to their respective functional areas. Among the objectives sales, gross margins, manufacturing productivity, expense levels, operating profits, financial ratios, and other measurable objectives. Target bonuses range from 10% to 50% of employee's base salary depending upon their influence on achieving the established performance objectives. Actual bonuses will vary depending upon the Company achieving certain income levels and the employee's contribution to the achievement of their performance objectives. The employee percentages will also be adjusted upward or downward as the Company's actual income before tax exceeds or falls short of plan. In fiscal year 1998, no executives or members of senior management were awarded any bonuses because the actual income before tax was below the plan earnings for the year.

The Compensation Committee may recommend to the Board of Directors for approval the awarding of discretionary bonuses to certain employees even though the profit objectives established under the bonus plan were not achieved. No discretionary bonus awards were awarded to executive officers for fiscal year 1998.

STOCK OPTION PLAN

The Company's 1989 Key Employee Stock Option Plan (the "Option Plan") authorizes the granting of options to purchase shares of the Company's Common Stock to officers and key employees of the Company and its subsidiaries. The Option Plan is designed to:

   Encourage and create ownership of the Company's Common Stock.

   Link the officers' or key employees' financial success to that of the stockholders.

   Focus attention on building stockholder value by balancing short-term and long-term decision making, and meeting longer-term financial and strategic goals.

   Ensure broad-based participation of key employees to achieving Company sales, profit, and financial objectives.

Option grants are based upon various subjective factors for, among other things, hiring of employees, job responsibility and authority, performance, and prior grants.

The Committee granted only non-qualified stock options to employees during fiscal year 1998.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

The Chief Executive base salary, incentive bonus, and stock option grants are based upon the top 50% of salaries for Chief Executive Officers of companies of similar size as the Company as reported in the surveys referred to above.

Mr. Coron's salary for fiscal year 1998 was $230,000 and no bonus was paid to Mr. Coron with respect to fiscal year 1998 because the Company's profit objectives were not achieved. In fiscal year 1998 Mr. Coron was granted stock options to purchase 80,000 shares of Common Stock under the Option Plan upon his appointment as Chief Executive Officer.

Mr. Sturm was elected as Chief Executive Officer in August 1997. Mr. Sturm's current salary is $220,000. Mr. Sturm, upon his appointment as Chief Executive Officer in August 1997, was granted options to purchase 120,000 shares of Common Stock under the Option Plan.







COMPENSATION COMMITTEE

Arthur H. Hausman
William E. McKenna

                         EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the annual and long-term compensation for services in all capacities to the Company for each of the three fiscal years in the period ended February 28, 1998 of (i) the Chief Executive Officer and (ii) the four most highly compensated executive officers:

                                                            Long Term
                                                           Compensation
                                                              Awards
                                                           ------------

                                     Annual Compensation      Stock
Name and                    Fiscal   -------------------      Option     All Other
Principal Position           Year    Salary        Bonus      Grants    Compensation(6)
---------------------------------------------------------------------------------------
Ira Coron                    1998   $230,000     $   0       80,000      $28,412
  Chairman of the Board (1)  1997   $230,000     $   0       50,000      $ 9,930
                             1996   $200,000     $130,000    60,000      $ 9,414

Fred M. Sturm (2)            1998   $112,405     $   0      120,000      $92,408
  Chief Executive Officer
  and President

Philip Cox (3)               1998   $150,691     $   0       50,000      $ 5,523
  Vice President, Wireless   1997   $100,770     $   0       15,000      $16,278
  Products

Michael R. Ferron            1998   $148,502     $   0       30,000      $ 4,925
  Vice President, Finance,   1997   $148,000     $   0       10,000      $ 5,608
  Chief Financial Officer    1996   $142,500     $ 64,838    30,000      $ 5,931
  and Corporate Secretary

Robert Hannah (4)            1998   $130,078     $   0       55,000      $ 3,960
  Vice President, Satellite  1997   $120,000     $ 10,000      ---       $ 3,824
  Products                   1996   $106,025     $ 29,848    40,000      $12,532

Kris Kelkar (5)              1998   $131,849     $   0       45,000      $ 4,107
  Vice President, Voice      1997   $144,000     $   0       10,000      $ 4,666
  and Data Products          1996   $125,000     $ 68,900   120,000      $21,967



(1) Effective August 1997, Mr. Coron relinquished his responsibilities as Chief Executive Officer, and as of March 1998 Mr. Coron's annual salary was reduced to $50,000. Included in "All Other Compensation" in fiscal year 1998 is $18,889 which relates to payment of accrued vacation.

(2) Mr. Sturm was appointed Chief Executive Officer in August 1997 at an annual salary of $210,000. Included in "All Other Compensation" is $91,363 which represents amounts relating to relocation expenses from London, England, and payment of incentive compensation amounts forfeited by Mr. Sturm at his prior employer when he joined California Amplifier.

(3) Mr. Cox joined California Amplifier in July 1996, and was appointed an executive officer in January 1998. Included in "All Other Compensation" for fiscal year 1997 is $13,000 paid to Mr. Cox in conjunction with his relocation upon joining California Amplifier.

(4) Mr. Hannah joined California Amplifier in April 1995, and was appointed an executive officer in January 1998. Included in "All Other Compensation" for fiscal year 1996 is $10,000 paid to Mr. Hannah in conjunction with his relocation upon joining California Amplifier.

(5) Mr. Kelkar joined the Company in 1996. Included in 1996 "All Other Compensation" is $18,898 paid to Mr. Kelkar in conjunction with his relocation upon joining California Amplifier.

(6) Includes Company matching of employee contributions pursuant to the Company's 401-K plan, and premiums paid by the Company for additional life insurance benefits.

OPTIONS GRANT TABLE

The following table sets forth information on grants of stock options pursuant to the Company's 1989 Key Employee Stock Option Plan during the year ended February 28, 1998 to the executive officers included in the Summary Compensation
Table:

                                                                                             Potential
                                                                                          Realizable Value
                                         % of Total        Exercise                   at Assumed Annual Rate
                                       Options Granted      or Base                of Stock Price Appreciation
                   Options              to Employees in      Price     Expiration       for Option Term (2)
Name               Granted                Fiscal Year      ($/share)      Date (1)           5%          10%
--------------------------------------------------------------------------------------------------------------
Ira Coron           80,000                   8.2%             $3.88     4/14/07         $171,312     $421,507

Fred Sturm         120,000                  12.3%             $4.09     8/19/07         $270,592     $666,481

Philip Cox          15,000                   1.5%             $3.88     4/14/07          $32,087      $79,033
                    35,000                   3.6%             $2.15     1/14/08          $41,487     $102,186

Michael R. Ferron   30,000                   3.1%             $3.88     4/14/07          $64,175     $158,065

Robert Hannah       30,000                   3.1%             $3.88     4/14/07          $64,175     $158,065
                    25,000                   2.6%             $2.15     1/14/08          $29,634      $72,990

Kris Kelkar         20,000                   2.0%             $3.88     4/14/07          $42,783     $105,377
                    25,000                   2.6%             $2.15     1/14/08          $29,634      $72,990





(1)Options become exercisable at a rate of 25% per year, and have an option term of ten years.

(2)The potential realizable value is based upon the term of the option grant which is ten years. It is calculated assuming both a 5% and a 10% annual increase in the stock value from the date and price of the option grant, and that the option is exercised on the last day of the option period (expiration date). There can be no assurances, however, that such future stock annual appreciation percentage values can be achieved.

OPTION EXERCISES AND FISCAL YEAR-END VALUE TABLE

The following table sets forth information as to options exercised during the year ended February 28, 1998 and options held at February 28, 1998, by executive officers named in the Summary Compensation Table as set forth below:

                                               Number of Securities
                     Number                   Underlying Unexercised           Value of Unexercised
                   of Shares                      Options Held              In-The-Money Options (2)
                  Acquired on   Value      -----------------------------   --------------------------
Name                Exercise   Realized    Exercisable(1)  Unexercisable   Exercisable  Unexercisable
-----------------------------------------------------------------------------------------------------
Ira Coron             ---         ---        150,000          105,000       $51,400       $ 2,775
Fred Sturm            ---         ---            ---          120,000           ---           ---
Michael R. Ferron     ---         ---        162,500           42,500      $158,825       $   900
Philip Cox            ---         ---          7,500           57,500           ---       $21,000
Robert Hannah         ---         ---         37,500           57,500           ---       $15,000
Kris Kelkar           ---         ---         85,000           90,000           ---       $15,000



(1)Exercisable options include options which are considered exercisable for the "Security Ownership of Certain Beneficial Owners and Management" table on page 3 of this Proxy Statement.

(2)The value of in-the-money options is computed by subtracting the option exercise prices from the market value at February 28, 1998 ($2.75) multiplied by the number of in-the-money options outstanding. In-the-money options are options whose exercise price is less than $2.75 per share.

STOCK PERFORMANCE GRAPH

The following graph and table compares the Company's stock performance to various stock indexes over a five-year period assuming a $100 investment was made on February 27, 1993:


                                 [CHART]




  (IN DOLLARS)                 1993  1994   1995  1996   1997  1998
   -------------------------------------------------------------------
  California Amplifier, Inc.   100    87     87   300    143    73
  NASDAQ Stock Market          100   126    128   178    212   290
  NASDAQ Telecommunications    100   167    152   201    195   335

            COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission, the National Association of Securities Dealers and the Company. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file, or late filing, of such reports with respect to the period ended February 28, 1998. Based solely upon a review of reports delivered to the Company during this period, all of these filing requirements were satisfied on a timely basis.

             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has adopted a policy pursuant to which material transactions between the Company and its executive officers, directors and principal stockholders (i.e., stockholders owning beneficially 5% or more of the outstanding voting securities of the Company) shall be submitted to the Board of Directors for approval by a disinterested majority of the directors voting with respect to the transaction. For this purpose, a transaction is deemed material if such transaction, alone or together with a series of similar transactions during the same fiscal year, involves an amount which exceeds $60,000.

No such transactions occurred during the year ended February 28, 1998 other than those described elsewhere herein.

                     INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP acted as the independent public accountants for the Company during the fiscal year ended February 28, 1998. Representatives of that firm are expected to be present at the Annual Meeting and will be available to make a statement or respond to appropriate questions. The Company has selected Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending February 27, 1999.

                              ANNUAL REPORT

The Annual Report to Stockholders for the fiscal year ended February 28, 1998 is being sent to all stockholders with this Proxy Statement. The Annual Report to Stockholders does not form any part of the material for the solicitation of any Proxy.












A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED FEBRUARY 28, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, IS AVAILABLE WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CALIFORNIA AMPLIFIER, INC., 460 CALLE SAN PABLO, CAMARILLO, CALIFORNIA 93012.

                          STOCKHOLDER PROPOSALS

The Bylaws of the Company provide that at any meeting of the stockholders only such business shall be conducted as shall have been brought before the meeting by or at the discretion of the Board of Directors or by any stockholder of the Company who gives written notice (in the form required by the Bylaws) of such business in writing to the Corporate Secretary of the Company not less than sixty days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting. The Bylaws also provide that only such nominations for the election of directors may be considered as are made by the Board of Directors, or by any stockholder entitled to vote in the election of directors who provides written notice (in the form required by the Bylaws) of such stockholder's intent to make such nomination to the Corporate Secretary of the Company not later than sixty days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting.

Stockholders who intend to submit proposals for inclusion in the Proxy Statement relating to the year ending February 27, 1999 must do so by sending the proposal and supporting statements, if any, to the Company no later than February 5, 1999. Such proposals should be sent to the attention of the Corporate Secretary, California Amplifier, Inc., 460 Calle San Pablo, Camarillo, California 93012.

                              OTHER MATTERS

Except for the matters described herein, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at such meeting that is a proper subject for action by the stockholders. However, if any other matters should properly come before the Annual Meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or person(s) acting under the Proxy.

By Order of the Board of Directors,



/S/ MICHAEL R. FERRON
---------------------
Michael R. Ferron
Corporate Secretary

Camarillo, California
June 18, 1998

CALIFORNIA AMPLIFIER, INC.
460 Calle San Pablo
Camarillo, California  93012

PROXY FOR 1998 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 17, 1998

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CALIFORNIA AMPLIFIER, INC.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the 1998 Annual Meeting of Stockholders, revoking all prior proxies, hereby appoints Fred M. Sturm and Michael R. Ferron, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side, all the shares of Common Stock of California
Amplifier, Inc. (the "Company") held of record by the undersigned on May 22, 1998 at the Annual Meeting of Stockholders to be held on July 17, 1998 and any postponements or adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED; HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR LISTED, AND IN THE DISCRETION OF THE PROXIES ON ALL SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE SUCH MEETING.

(Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR LISTED BELOW, AND IN THE DISCRETION OF THE PROXIES ON MATTERS DESCRIBED IN ITEM 2.

1.  Election of Directors:     Ira Coron, Fred M. Sturm, Thomas L.
   Ringer, William E. McKenna, and Arthur H. Hausman

FOR all Nominees listed (except as noted to the contrary below)    |_|


WITHHOLD AUTHORITY to vote for all Nominees listed above      |_|


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)




2. In their  discretion,  the  Proxies  are  authorized  to vote upon such other
   business  as  may  properly   come  before  such  meeting  and  any  and  all
   postponements or adjournments thereof.


Do you plan to attend the meeting:    Yes      No

Dated:
Signature:
Title:
Signature if held jointly:

Please sign exactly as the name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership's name by an authorized person.